Called up share capital	6 Months Ended
Jun. 30, 2022
Equity [abstract]
Called up share capital	Called up share capital

	Ordinary share capital	Share premium	Total share capital and share premium
Half year ended 30.06.22	£m	£m	£m
Opening balance as at 1 January	4,188	348	4,536
Issue of shares under employee share schemes	6	27	33
Repurchase of shares	(61)	—	(61)
Closing balance	4,133	375	4,508
Called up share capital comprises 16,531m (December 2021: 16,752m) ordinary shares of 25p each. The decrease is mainly due to the repurchase of 244m shares as part of the £1.0bn share buyback announced in the FY21 results, partially offset by an increase due to the issuance of shares under employee share schemes.